Exhibit 10.1

TRANSMERIDIAN EXPLORATION, INC.

SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

Effective July    , 2005

THE COMMON STOCK OF TRANSMERIDIAN EXPLORATION, INC. ISSUED PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THERE ARE RESTRICTIONS ON THE TRANSFERABILITY OF THE COMMON STOCK WHICH ARE DESCRIBED IN SECTION 3 OF THIS SUBSCRIPTION AGREEMENT.

THE INVESTOR CERTIFIES THAT IT IS NOT A U.S. PERSON AND IS NOT ACQUIRING THE COMMON STOCK FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON.  THE INVESTOR AGREES THAT IT WILL HOLD THE COMMON STOCK FOR INVESTMENT PURPOSES ONLY AND THAT ANY RESALE OF SUCH COMMON STOCK WILL BE MADE STRICTLY IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.  THE INVESTOR FURTHER AGREES NOT TO ENGAGE IN ANY SHORT SALES, HEDGING TRANSACTIONS OR OTHER TRANSACTIONS WITH REGARD TO THE COMPANY’S COMMON STOCK UNLESS IN STRICT COMPLIANCE WITH THE SECURITIES ACT.  THE INVESTOR UNDERSTANDS THAT THE COMPANY IS RELYING UPON THE REPRESENTATIONS, COVENANTS AND AGREEMENTS CONTAINED IN THIS SUBSCRIPTION AGREEMENT (AND ANY SUPPLEMENTAL INFORMATION) FOR THE PURPOSE OF DETERMINING WHETHER THIS TRANSACTION MEETS THE REQUIREMENTS FOR SUCH EXEMPTION.

IT IS IMPOSSIBLE TO FORECAST THE RESULTS TO A PURCHASER FROM AN INVESTMENT IN THE SECURITIES.  NO ONE CAN PREDICT WHETHER, TO WHAT EXTENT, OR OVER WHAT TIME FRAME THE BUSINESS OF TRANSMERIDIAN EXPLORATION, INC. MAY BE SUCCESSFUL.  THE PURCHASE OF COMMON STOCK INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF AN ENTIRE LOSS OF THEIR INVESTMENT.

SECTION 1

1.1                                 Subscription.  This Subscription Agreement (the “Agreement”) is made by and between Transmeridian Exploration Incorporated, a corporation organized under the laws of the State of Delaware (the “Company”), and the “Investor”, as designated on Exhibit ”A” to this Agreement.  The Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of shares of common stock, par value $0.0006 per share, of the

Company (the “Subscribed Stock”) designated on Exhibit ”A” for the consideration specified on such Exhibit ”A,” under the terms specified below.  The Investor hereby agrees that this Agreement shall be irrevocable and binding on the Investor and any successors in interest, representatives or assigns of the Investor.  (The Subscribed Stock is sometimes herein referred to as the “Common Stock.”)

1.2                                 Closing.  On or prior to July 29, 2005, the Investor will transfer by wire to the Company in same day funds the total consideration specified on Exhibit ”A,” according to the wire transfer instructions provided by the Company, as payment in full for the Common Stock to be purchased hereunder (such transfer of funds by the Investor and receipt thereof by the Company hereinafter referred to as the “Closing”).  This Agreement shall be null and void if funds are not received by the Company as of July 29, 2004 (the “Final Closing Date”).

1.3                                 Multiple Closing and Funding.  The Investor understands and acknowledges that at any time on or prior to the Final Closing Date, multiple closings and fundings may occur upon execution of substantially identical subscription agreements by other investors.

1.4                                 Acceptance or Rejection.  The Investor understands and acknowledges that this Agreement shall be deemed to be accepted by the Company only when the Agreement, together with Exhibit ”A” hereto, is signed by an authorized officer of the Company on behalf of the Company.  Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to consummate the Closing and issue the Common Stock to any person to whom the issuance of the Common Stock would constitute a violation of the Securities Act or the securities laws of any state of the United States or any foreign country.

1.5                                 Delivery of Shares.  Upon receipt by the Company of the requisite payment for the Common Stock to be purchased by the Investor in the Closing, the Company will transmit certificates representing the Common Stock subscribed for no later than 10 days after the Final Closing Date.  Such Common Stock will contain one or more restrictive legends as specified in Section 3, below.  The Common Stock subscribed for herein shall not be deemed issued to, or owned by, the Investor until the Investor delivers the funds and the agreed upon number of shares of Common Stock are issued to the Investor in accordance with the terms of each Closing.

1.6                                 Expenses of Transaction.  In the absence of an agreement in writing, each party shall bear its own direct expenses of the transaction.  The Company shall bear all costs of issuing the Common Stock to the Investor.

1.7                                 No Brokerage Fees.  The Company shall not be liable for any brokerage or other financial advisory fees payable to any third party out of the proceeds of the investment.  This provision shall not restrict the use by either party of any business, financial, legal, engineering, accounting, tax or other professional services to evaluate and consummate the transaction.

SECTION 2

2.1                                 Registration.  The Company shall use all reasonable efforts to (a) submit a Form S-3 registration statement (the “Registration Statement”) to the U.S. Securities and Exchange Commission (the “SEC”) within ten (10) days following the Final Closing Date covering the shares of Subscribed Stock purchased by the Investor pursuant to this Agreement and (b) have such Registration Statement declared effective within thirty (30) days following the Final Closing Date.

2.2                                 Purchase Price.  The price to be paid per share of Common Stock purchased by the Investor hereunder shall be the be the volume weighted daily average of the last sale price of the Common Stock on the American Stock Exchange for each of the five (5) trading days immediately preceding (but not including) the date of the Closing.

SECTION 3

3.1                                 Investor Representations and Warranties.  The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company, as follows:

(a)                                  General:

(i)                                     The Investor is acquiring the Common Stock for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part and no other person has a direct or indirect beneficial interest in such Common Stock (excluding the current shareholders and management of the Investor).

(ii)                                  The Investor acknowledges its understanding that the offering and sale of the Common Stock is intended to be exempt from registration under the Securities Act and, in furtherance thereof, the Investor represents and warrants to and agrees with the Company as follows:

(A)                              The Investor has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Company;

(B)                                The Investor has such knowledge and experience in financial and business matters, including the risks associated with operating in the Republic of Kazakhstan, as to be fully capable of evaluating the merits and risks of the prospective investment; and

(b)                                 Information Concerning the Company:  The Investor and such of its business, financial, legal, engineering and tax advisors as it, in its sole discretion, may choose to engage (collectively, the “Advisors”), acknowledge that it:

(i)                                     Has been furnished with a copy of the Company’s most recent Form 10-K (and amendments thereto), Form 10-Q and proxy statement for the Company’s 2005 annual meeting.  In addition, the Company will provide such other materials and documents as the Investor or its Advisors may reasonably request.  All of these materials are collectively referred to as the “Information.”  As a condition to consummating the Closing, the Investor represents that it and/or its Advisors have carefully read the Information and understand and have evaluated the risks of the purchase of Common Stock and the considerations described in the Information; and have relied solely (except as indicated in subsections (ii) and (iii) below) on the Information;

(ii)                                  Is familiar with the business and financial condition, properties, operations, and prospects of the Company, all as generally described in the Information; has been given the opportunity to ask questions of, and receive answers from, the appropriate officers of the Company concerning the terms and conditions of the offering and other matters pertaining to this investment and has asked such questions as it desires to ask and all such questions have been answered to the full satisfaction of the Investor; has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Information or that which was otherwise provided in order for him to evaluate the merits and risks of purchase of the Common Stock to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and has not been furnished any other offering literature or prospectus except as mentioned herein or in the Information;

(iii)                               Has not been furnished with any oral representation or warranty in connection with the offering of the Common Stock by the Company or any officer, employee, agent, affiliate or subsidiary, which is not contained in the Information, and is relying solely on the information contained in the Information and the answers to questions with respect thereto furnished to the Investor by the Company;

(iv)                              Understands that the purchase of the Common Stock involves various risks including, but not limited to, those outlined in the Information and in this Agreement, and has determined that the Common Stock is a suitable investment and that it could bear a complete loss of its investment;

(v)                                 Is not relying on the Company with respect to the economic considerations of the Investor related to this investment.  The Investor has relied on the advice of, or has consulted with, regarding the economic considerations related to this investment, only its own personnel and Advisors;

(vi)                              The Investor is authorized and qualified to become a stockholder in, and authorized to make its capital contributions to, the Company, and the person signing this Agreement and Investment Representation on behalf of such entity has been duly authorized by such entity to do so;

(vii)                           Any information which the Investor has heretofore represented or furnished to the Company with respect to its financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information it will immediately furnish such revised or corrected information to the Company; and

(viii)                        The Investor understands that, unless the Investor notifies the Company in writing to the contrary before the Closing, all the representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

(c)                                  Investor Awareness.  The Investor acknowledges, represents, agrees and is aware that:

(i)                                     Substantially all of the Company’s current operations are located in the Republic of Kazakhstan, and the Company is subject to the political and economic risks of operating in this country and region of the world.

(iii)                               No federal or state agency has passed upon the Common Stock or made any finding or determination as to the fairness of this investment;

(iv)                              The Company is subject to substantial risks, including those described in Item 1 of its annual report on Form 10-K for the year ended December 31, 2004, and the Investor acknowledges that these risks, as well as others incident to the investment in the Common Stock of the Company, could result in the loss of part or all of the purchase price paid hereunder for the Subscribed Stock;

(v)                                 Any projections or forward looking information provided to the Investor are based on various estimates and forecasts by the Company and/or its consultants and are subject to the caveats set forth in the Information.  The Investor specifically acknowledges that actual results may differ materially from these estimates and forecasts;

(vi)                              Until the Registration Statement is declared effective by the SEC, the investment in the Company is an illiquid investment, and the Investor must bear the economic risk of investment in the Common Stock during such period of time; and

(d)                                 Accredited Investor Status.  The Investor represents that the Investor qualifies as an Accredited Investor under U.S. securities laws and the regulations of the SEC and any similar laws and regulations which may be applicable to this transaction in any other jurisdiction which may govern the Investor or this transaction.

(e)                                  Restrictions on Transfer or Sale of the Common Stock:

(i)                                     The Investor is acquiring the Common Stock subscribed for solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Common Stock.  The Investor understands that the offer and sale of the Common Stock is intended to be exempt from registration under U.S. and state securities laws and has not been registered under the Securities Act or the securities laws of any state of the United States in reliance on specific exemptions under the provisions thereof.  These exemptions depend in part upon the investment intent of the Investor and of the other representations made by the Investor in this Agreement.  In particular, the Investor certifies that it is not a U.S. person and is not acquiring the Common Stock for the account or benefit of any U.S. person, nor is the Investor a U.S. person who purchased securities in a transaction that did not require registration under the Securities Act.  The Investor agrees that it will hold the Common Stock for investment purposes only and that any resale of such Common Stock will be made strictly in accordance with (i) the provisions of Regulation S promulgated under the Securities Act, (ii) an effective registration statement under the Securities Act, or (iii) pursuant to an available exemption from registration.  The Investor further agrees not to engage in any short sales, hedging transactions or other similar transactions with regard to the Company’s Common Stock unless in strict compliance with the Securities Act.  The Investor understands that the Company is relying upon the representations, covenants and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)                                  The Investor understands that the shares of Common Stock are restricted securities under applicable U.S. securities laws and that the Securities Act, and that the rules of the SEC provide in substance that the Investor may dispose of the Common Stock only pursuant to an effective registration statement under the Securities Act or an exemption therefrom.  The Investor understands that, other than as expressly provided for in this Agreement, the Company has no obligation or intention to register any of the Common Stock purchased by the Investor hereunder, or to take any affirmative action so as to permit sales pursuant to the Securities Act.

As a consequence, the Investor understands that it must bear the economic risks of the investment in the Common Stock until such time as the Registration Statement becomes effective.  The Investor understands that the Investor may not at any time demand the purchase by the Company of the Investor’s Common Stock.

(iii)                               The Investor agrees: (A) that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Common Stock or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Common Stock under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (B) that the Company and any transfer agent for the Common Stock shall not be required to give effect to any purported transfer of any of the Common Stock except upon compliance with the foregoing restrictions; and (C) that a legend in substantially the following form will be placed on the certificates representing the Common Stock:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND NEITHER THE COMMON STOCK NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE.   THE HOLDER AGREES NOT TO ENGAGE IN ANY SHORT SALES, HEDGING TRANSACTIONS OR OTHER SIMILAR TRANSACTIONS WITH REGARD TO THE COMMON STOCK OF THE COMPANY UNLESS IN STRICT COMPLIANCE WITH THE SECURITIES ACT.

(iv)                              The Investor has not offered or sold any portion of the Subscribed Stock and has no present intention of dividing such Common Stock with others or of reselling or otherwise disposing of any portion of such Common Stock either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

SECTION 4

4.1                                 Survival; Indemnification.  All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 4.1 shall survive (i) the acceptance of the Agreement by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the Information which are not material or which are to the benefit of the Investor, and (iii) the merger, sale, bankruptcy, insolvency or other change in the legal status of the Investor.  The Investor acknowledges the meaning and legal consequences of the representations, warranties and covenants in Section 3 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Investor’s qualification and suitability to purchase the Common Stock.  The Investor hereby agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the failure of any representation herein or the breach of any warranty or covenant herein.  Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Investor shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or the securities laws of any state of the United States.

4.2                                 Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

4.3                                 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 4.3 prior to 5:00 p.m. (Houston time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:00 p.m. (Houston time) on any business day, or (c) upon delivery, if sent by an internationally recognized courier service.  The addresses for such notices and communications shall be as follows:

if to the Investor, addressed as specified in Exhibit ”A”; and

if to the Company, addressed to:

Transmeridian Exploration, Inc.

397 N. Sam Houston Pkwy E, Suite 300

Houston, Texas 77060

Attention:  Chief Financial Officer

Facsimile No.:  281-999-9094

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

4.4                                 Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

4.5                                 Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Investor is more than one person, the obligation of the Investor shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and its heirs, executors, administrators and successors.

4.6                                 Entire Agreement.  This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

4.7                                 Assignability.  This Agreement is not transferable or assignable by the Investor except as may be provided herein.

4.8                                 Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first written above.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Lorrie T. Olivier
President and Chief Executive Officer

INVESTOR:

By:
Name:
Title:

Exhibit ”A”

Subscription Details, Investor Information and Signature Page

Subscription Agreement and Investment Representation

Dated July    , 2005

Name of Investor:

Number of Shares:

Price per Share:

Total Consideration:

Signature:

Title or Capacity:

Address:

Telephone #:

Fax #:

Citizenship:

Primary Residence:

Agreed and Accepted:

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Lorrie T. Olivier
President and Chief Executive Officer